File Number:333-114423
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


								July 16, 2013

                        Pioneer Short Term Income Fund

   	Supplement to the Summary Prospectus and Prospectus
	 		dated December 31, 2012


Effective September 1, 2013, Pioneer Short Term Income Fund will increase the extent to which it may invest in below investment grade debt securities from 10% of the fund's net assets to 20% of the fund's net assets. Accordingly, effective September 1, 2013, the following replaces the corresponding information in the "Principal investment strategies" sections of the Summary Prospectus and Prospectus:

The fund may invest up to 20% of its net assets in below investment grade debt securities (known as "junk bonds").



                                                                  26929-00-0713
                                       (C) 2013 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC